THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® RIA Class

Supplement dated July 20, 2022 to the Summary Prospectus for New Investors dated May 1, 2022

This Supplement to your summary prospectus outlines important changes that become effective on and after August 22, 2022.  These changes are related to:

a) Appendix A – Funds Available Under The Contract; and
b) Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The following line item is added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
To seek long-term capital appreciation.	LVIP Channing Small Cap Value Fund – Standard Class	0.87%	N/A	N/A	N/A
1This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.

Appendix B – Investment Requirements. If you have elected the Earnings Optimizer Death Benefit, you will be subject to the Investment Requirements outlined in the prospectus, The change outlined below is effective beginning August 22, 2022, and is added to the existing Investment Requirements in your summary prospectus. All other provisions of Investment Requirements remain unchanged.

The LVIP Channing Small Cap Value Fund is added to Group 1 – Unlimited Subaccounts.

Please retain this Supplement for future reference.